May 2, 2016 First Quarter 2016 Financial Results

May 2, 2016 1 Forward-Looking Statements Statements contained in this presentation about future performance, including, without limitation, operating results, capital expenditures, rate base growth, dividend policy, financial outlook, and other statements that are not purely historical, are forward-looking statements. These forward-looking statements reflect our current expectations; however, such statements involve risks and uncertainties. Actual results could differ materially from current expectations. These forward-looking statements represent our expectations only as of the date of this presentation, and Edison International assumes no duty to update them to reflect new information, events or circumstances. Important factors that could cause different results are discussed under the headings “Risk Factors” and “Management’s Discussion and Analysis” in Edison International’s Form 10- K, most recent Form 10-Q, and other reports filed with the Securities and Exchange Commission, which are available on our website: www.edisoninvestor.com. These filings also provide additional information on historical and other factual data contained in this presentation.

May 2, 2016 2 Q1 2016 Q1 2015 Variance Core Earnings Per Share (EPS)1 SCE $0.88 $0.93 $(0.05) EIX Parent & Other (0.06) (0.03) (0.03) Core EPS1 $0.82 $0.90 $(0.08) Non-Core Items SCE $  $  $  EIX Parent & Other2 0.01 0.02 (0.01) Discontinued Operations    Total Non-Core $0.01 $0.02 $(0.01) Basic EPS $0.83 $0.92 $(0.09) Diluted EPS $0.82 $0.91 $(0.09) Key SCE Core EPS Drivers Revenue3,4 $0.04 - CPUC – Timing of GRC (0.06) - CPUC – Escalation 0.08 - FERC revenue 0.02 Higher O&M (0.04) Higher depreciation (0.02) Income taxes4 (0.02) Other items (0.01) Total $(0.05) First Quarter Earnings Summary Key EIX Core EPS Drivers Edison Mission Group $(0.01) Edison Energy Group and other (0.02) Total $(0.03) 1. See Earnings Non-GAAP Reconciliations and Use of Non-GAAP Financial Measures in Appendix 2. Impact of hypothetical liquidation at book value (HLBV) accounting method 3. Excludes San Onofre revenue of $0.01, which was offset by income taxes of $(0.02) and property taxes of $0.01 4. Excludes revenues and income taxes for tax repair deductions and pole loading program-based cost of removal of $0.13

May 2, 2016 3 • Reflects CPUC 2015 GRC decision • Includes up to 115% of capital spending for the pole loading and deteriorated poles program for 2016 and 20171 • Includes $12 million for Charge Ready pilot program in 2016 • Excludes future DRP and energy storage capital spending SCE Capital Expenditure Forecast Unchanged Note: Forecasted capital spending subject to timely receipt of permitting, licensing, and regulatory approvals. Forecasted capital spending includes CPUC, FERC and other spending. Range case includes a 12% reduction of FERC expenditures in 2016 and 2017 1. There was no maximum amount applicable for 2015 or prior years ($ billions) Outlook - $4.1 $4.2 Range - $4.0 $4.1 $8.0 – $8.3 Billion Capital Program for 2016-2017 2018+ Capital Spending Outlook • Will provide forecast through 2020 when 2018 GRC application is filed • SCE anticipates long-term capital spending to continue at least in the range of ~$4 billion annually, although could result in higher spending pending CPUC approval in future GRCs $4.1 $4.2  2015 (Recorded) 2016 2017 Distribution Transmission Generation $3.9

SCE Rate Base Forecast Unchanged

($ billions)


Outlook
Range
$26.8
$25.1
$23.3
$25.0
$26.6
2015 (Authorized)
2016
2017

7% Average Annual Rate Base Growth for 2015-2017

- Incorporates 2015 GRC final decision with bonus depreciation provision, except "rate base offset" excluded because of write off of regulatory asset related to 2012-2014 incremental tax repairs
- Includes incremental rate base for the pole loading and deteriorated poles program
- FERC rate base includes Construction Work in Progress (CWIP) and is approximately 22% of SCE's rate base by 2017
- Excludes SONGS regulatory asset

2018+ Rate Base Outlook

- Will provide forecast through 2020 when 2018 GRC application is filed

Note: Weighted-average year basis, 2015-2017 CPUC rate base proposed decision and consolidation of CWIP projects. Rate base forecast range reflects capital expenditure forecast range. Rate base calculated under current tax law. See 2015 GRC Decision for information on accounting impacts from rate base reduction on tax repairs

May 2, 2016 4 EDISON INTERNATIONAL

May 2, 2016 5 SCE Large Transmission Projects Large Transmission Projects Tehachapi 4-11 • $2.5 billion total project cost; remaining investment $250 million • 2016-17 in service date West of Devers • $1.1 billion total project cost; remaining investment $1.0 billion • 2021 in service date; majority of capital spending post 2017 • Proposed Decision approving CAISO and SCE recommended scope issued April 11 • Expect regulatory approvals in mid-2016 Mesa Substation • $600 million total project cost • 2020 in service date Note: Total Project Costs are nominal direct expenditures, subject to CPUC and FERC cost recovery approval FERC Cost of Capital Comparable to CPUC 10.45% ROE which includes: • Base ROE = 9.30% + CAISO participation + weighted average of individual project incentives • FERC Formula recovery mechanism in effect through December 31, 2017

May 2, 2016 6 As of February 23, 2016 As of May 2, 2016 Low Mid High Low Mid High SCE $4.09 $4.09 EIX Parent & Other (0.18) (0.18) EIX Core EPS1 $3.81 $3.91 $4.01 $3.81 $3.91 $4.01 Non-Core Items2 - - - 0.01 0.01 0.01 EIX Basic EPS $3.81 $3.91 $4.01 $3.82 $3.92 $4.02 • Revenues based on GRC final decision • Weighted-average 2016 rate base of $25.1 billion (see Rate Base Forecast) • Energy efficiency earnings of $0.05 per share • Authorized CPUC capital structure – 48% equity; 10.45% ROE • FERC ROE comparable to CPUC ROE • No change in tax policy • 325.8 million common shares outstanding Key Assumptions (core) $3.87 $3.91 (0.18) 0.22 SCE 2016 EPS from Rate Base Forecast SCE Variances EIX Parent & Other 2016 Core EIX EPS Midpoint Guidance • Productivity and financing benefits - $0.17 • Energy efficiency - $0.05 2016 Earnings Guidance Key Assumptions (non-core) • MHI arbitration decision not included 2016 Core and Basic Earnings Guidance 1. See Earnings Non-GAAP Reconciliations and Use of Non-GAAP Financial Measures in Appendix 2. Non-core items recorded for the three months ended March 31, 2016

May 2, 2016 7 Appendix

May 2, 2016 8 Earnings Non-GAAP Reconciliations Note: See Use of Non-GAAP Financial Measures in Appendix ($ millions) Reconciliation of EIX Core Earnings to EIX GAAP Earnings Core Earnings SCE EIX Parent & Other Core Earnings Non-Core Items SCE EIX Parent & Other Discontinued operations Total Non-Core Basic Earnings $305 (11) $294 $ – 5 – $5 $299 $287 (19) $268 $ – 2 1 $3 $271 Q1 2015 Q1 2016 Earnings Attributable to Edison International

May 2, 2016 9 Use of Non-GAAP Financial Measures Edison International's earnings are prepared in accordance with generally accepted accounting principles used in the United States. Management uses core earnings internally for financial planning and for analysis of performance. Core earnings are also used when communicating with investors and analysts regarding Edison International's earnings results to facilitate comparisons of the Company's performance from period to period. Core earnings are a non-GAAP financial measure and may not be comparable to those of other companies. Core earnings (or losses) are defined as earnings or losses attributable to Edison International shareholders less income or loss from discontinued operations and income or loss from significant discrete items that management does not consider representative of ongoing earnings, such as: exit activities, including sale of certain assets, and other activities that are no longer continuing; asset impairments and certain tax, regulatory or legal settlements or proceedings. A reconciliation of Non-GAAP information to GAAP information is included either on the slide where the information appears or on another slide referenced in this presentation. EIX Investor Relations Contact Scott Cunningham, Vice President (626) 302‐2540 scott.cunningham@edisonintl.com Allison Bahen, Senior Manager (626) 302‐5493 allison.bahen@edisonintl.com